                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a) of
           the Securities Exchange Act of 1934 (Amendment No.      )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                              POWER-ONE, INC.
----------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)
----------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
/X/        No fee required
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11
           (1)  Title of each class of securities to which transaction applies:
                ------------------------------------------------------------
           (2)  Aggregate number of securities to which transaction applies:
                ------------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ------------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ------------------------------------------------------------
           (5)  Total fee paid:
                ------------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

           Check box if any part of the fee is offset as provided by
/ / Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ------------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ------------------------------------------------------------
           (3)  Filing Party:
                ------------------------------------------------------------
           (4)  Date Filed:
                ------------------------------------------------------------


EXPLANATORY NOTE: THE SOLE PURPOSE OF THIS AMENDMENT TO THE ORIGINAL DEFINITIVE PROXY STATEMENT FILED MARCH 26, 2001 IS TO INSERT CERTAIN PAGES WHICH WERE INADVERTENTLY OMITTED FROM THE ORIGINAL FILING DUE TO A MECHANICAL TRANSMISSION ERROR. THIS REVISED FILING HAS NOT BEEN ALTERED IN ANY WAY FROM THE NOTICE AND PROXY STATEMENT THAT WERE ORIGINALLY SENT TO THE SECURITIES AND EXCHANGE COMMISSION AND FIRST MAILED TO STOCKHOLDERS ON OR ABOUT APRIL 4, 2001.

                                [POWER-ONE LOGO]

                                740 CALLE PLANO
                          CAMARILLO, CALIFORNIA 93012

             ------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                    ----------------------------------------

TO OUR STOCKHOLDERS:

WHAT:               Our Annual Meeting of Stockholders for Fiscal Year 2000

WHEN:               May 3, 2001 at 10:00 a.m., local time

WHERE:              The Renaissance Agoura Hills Hotel
                    30100 Agoura Road
                    Agoura Hills, California 91301-2004

WHY:                At this meeting, we plan to:

                    1.   Elect two Class I Directors for a three-year term.

                    2.   Ratify the appointment of Deloitte & Touche LLP as
                         independent auditors of Power-One for the 2001 fiscal year.

                    3.   Transact any other business which may properly be presented at the meeting or any adjournment.

    Only stockholders of record at the close of business on March 15, 2001 will receive notice of the Annual Meeting and be eligible to vote at the meeting.

    All stockholders are encouraged to attend the Annual Meeting. Whether or not you plan to attend, please promptly register your votes to ensure that your shares are represented at the Annual Meeting.

    Please refer to your Proxy card for various voting methods. Please vote as soon as possible. We have enclosed a postage-prepaid envelope for your convenience if you choose to use the enclosed Proxy card. Please note: If you attend the Annual Meeting, you may still vote in person at the meeting even if you previously returned or voted a Proxy.

                                          By Order of the Board of Directors,

                                          /s/ RANDALL H. HOLLIDAY
                                          Randall H. Holliday

                                          SECRETARY

Camarillo, California
April 4, 2001

                                POWER-ONE, INC.
                                740 CALLE PLANO
                          CAMARILLO, CALIFORNIA 93012
                                 (805) 987-8741
                                PROXY STATEMENT

    The Board of Directors of Power-One, Inc. seeks your Proxy for use at our Annual Meeting of Stockholders. We will hold the meeting according to our Notice of Annual Meeting, unless we adjourn to a later date and/or time.

    This proxy statement and the accompanying Notice of Annual Meeting discuss the purposes of the Annual Meeting. We have sent these proxy solicitation materials on or about April 4, 2001 to all stockholders entitled to vote at the Annual Meeting.


* VOTING AND SOLICITATION


    Each share of common stock has one vote on all matters submitted to our stockholders at the Annual Meeting. Stockholders of record as of the close of business on March 15, 2001 will receive notice of and may vote at the Annual Meeting. Eligible stockholders may vote using one of the following methods:

    - Online via the Internet, if available.

    - By telephone, if available.

    - By marking, signing, and returning the Proxy card.

    There were 78,567,095 shares of our common stock issued and outstanding as of March 15, 2001. The closing sale price on that date was $18.00 per share. Our common stock is traded on the Nasdaq National Market-Registered Trademark- under the symbol "PWER."

    The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock will constitute a quorum for the meeting. Assuming such a quorum is present, the affirmative votes of a majority of votes cast is necessary to approve the proposals presented to our stockholders at the Annual Meeting.

    The inspector of elections that we appoint will count all votes cast in person or by proxy at the Annual Meeting. We will treat abstentions as shares that are present and entitled to vote to determine the presence of a quorum, but not as votes cast to determine the approval of any matter submitted to a vote of the stockholders.

    If you hold your shares in "street name" through a broker or other nominee, and you do not give your broker or nominee specific instructions on how to vote your shares, your broker or nominee will be permitted to exercise voting discretion with respect to the matters proposed to be acted upon.

                                POWER-ONE, INC.
                                740 CALLE PLANO
                          CAMARILLO, CALIFORNIA 93012
                                 (805) 987-8741
                                PROXY STATEMENT


* REVOKING YOUR PROXY



    Any Proxy may be revoked at any time before it is actually voted at the Annual Meeting. Regardless of the method of voting used, you may revoke your Proxy by doing one of the following:



    - File a written notice of revocation, dated later than the Proxy, before the vote is taken at the Annual Meeting.



    - Execute a later dated Proxy before the vote is taken at the Annual
      Meeting.



    - Vote in person at the Annual Meeting (your attendance at the Meeting, by itself, does NOT revoke your earlier Proxy).



    Any written notice of revocation, or later Proxy, should be delivered to Power-One, Inc., 740 Calle Plano, Camarillo, CA 93012, Attention: Secretary. Or, you may hand deliver a written revocation notice, or a later Proxy, to our Secretary at the Annual Meeting before we begin voting.



* DEADLINE FOR STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING



Any stockholder who intends to present a proposal at our Annual Meeting for fiscal year 2001 must deliver the proposal to us at our principal executive offices not later than December 5, 2001 for inclusion in our proxy statement and form of proxy relating to the meeting.



    Stockholder proposals submitted outside the proxy process (i.e., a proposal to be presented at the next annual meeting of stockholders but NOT submitted for inclusion in our proxy statement for that meeting) must be received by our corporate Secretary not less than 90 nor more than 120 days prior to the meeting, presently expected to be held in May 2002. However, if less than 100 days' notice of the date of the meeting is given to stockholders, then notice by the stockholder of any proposal need only be received within 10 days from the date on which notice of the meeting was given. Stockholder proposals must contain certain information required by our bylaws and comply with applicable legal requirements. Any stockholder may obtain a copy of our bylaws by submitting a request to our corporate Secretary at the address set forth on the cover of this proxy statement.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    Directors are to be elected at the Annual Meeting of Stockholders. The nominees proposed for election as Class I Directors are Steven J. Goldman and Jay Walters, both of whom are currently serving as directors. Mr. Goldman and Mr. Walters will serve until the annual meeting of stockholders in 2004 or until their respective successors are elected and qualified.



    See "Security Ownership of Certain Beneficial Owners and Management" on page 14 for information on the stock ownership of each director candidate, plus information on stock ownership of all current directors and executive officers as a group. There are no family relationships among any of our directors or executive officers.



    Proxies in the enclosed form will be voted, unless authority is withheld, for Mr. Goldman and Mr. Walters. Mr. Goldman and Mr. Walters have each indicated their willingness to serve if elected, but if either should become unable to serve, we will vote the Proxies we receive for the election of such other person as our directors shall recommend. We are not aware of any reason why either of our nominees will be unable or will decline to continue to serve as a director. Background information on Mr. Goldman and Mr. Walters appears below.



                   NOMINEES FOR ELECTION AS CLASS I DIRECTORS



                                                                                                       YEAR FIRST
           NAME OF NOMINEE              AGE(1)              PRINCIPAL OCCUPATION             CLASS      ELECTED
           ---------------             --------             --------------------            --------   ----------
Steven J. Goldman....................     43      Chairman of the Board and Chief              I          1988
                                                  Executive Officer of Power-One, Inc.

Jay Walters..........................     53      President of New Horizon Services, LLC       I          2000



    STEVEN J. GOLDMAN. Mr. Goldman, who joined us in 1982, became our Chief Executive Officer in 1990 and was named Chairman of the Board in February 1997. From 1990 to January 2000, Mr. Goldman also served as our President. He received his B.S. degree in electrical engineering from the University of Bridgeport and his M.B.A. degree from Pepperdine University's Executive Program. Mr. Goldman is a contributing member and co-membership chairman of the San Fernando Valley Chapter of the Young Presidents' Organization.



    JAY WALTERS. Mr. Walters, who became a director in 2000, is President of New Horizon Services, LLC, a technology consulting company. From 1995 to 1997, Mr. Walters was Vice President and Chief Operating Officer of AT&T's Power Systems Business Unit, a position he continued to hold with Lucent Technologies following its spin-off from AT&T in 1995. In late 1997, he was appointed to the position of Vice President in Lucent's Network Products Group. Mr. Walters, who retired from Lucent in 1999, received his B.S. degree in nuclear engineering from the University of Wisconsin and his M.B.A. degree from Louisiana State University.


------------------------

(1)   As of March 31, 2001.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

                           CLASS II AND III DIRECTORS



    The following directors are currently directors of the company, and their terms have not expired. We expect these directors to continue to serve until their terms expire. We will put the Class II and Class III directors up for re-election at the Annual Meetings in 2002 and 2003, respectively.



                                                                                                        YEAR FIRST
NAME OF DIRECTOR                         AGE(2)    PRINCIPAL OCCUPATION                       CLASS      ELECTED
----------------                        --------   --------------------                      --------   ----------
Dr. Hanspeter Brandli................      62      Owner and operator of HPB Management         II         1998
                                                   Services

Kendall R. Bishop....................      62      Senior Partner, O'Melveny & Myers LLP        II         2000

Jon E.M. Jacoby......................      63      Director and Executive Vice President of    III         1995
                                                   Stephens Group, Inc.



    DR. HANSPETER BRANDLI. Dr. Brandli, who became a director in 1998, owns and operates HPB Management Services, a management services company. He received a Diploma in physics in 1963 from the Federal Institute of Technology (ETH) in Zurich, Switzerland and a Ph.D. in physics from the University of Berne/Switzerland in 1968. Dr. Brandli is also President of the Board of Directors of our subsidiary Power-One Holding AG, formerly known as Melcher Holding AG, and all other Swiss subsidiaries.



    KENDALL R. BISHOP. Mr. Bishop, who became a director in 2000, is a senior partner at O'Melveny & Myers LLP, a global law firm based in Los Angeles.
Mr. Bishop has been with O'Melveny since 1965. He received his B.A. degree from Stanford University and his J.D. degree from the University of California at Berkeley.



    JON E.M. JACOBY. Mr. Jacoby is a director and an Executive Vice President of Stephens Group, Inc. Mr. Jacoby is a Senior Executive Vice President of Stephens Inc., an affiliate of Stephens Group, Inc., where he has been employed since 1963. He received his B.S. degree from the University of Notre Dame and his M.B.A. degree from Harvard Business School. He is also a director of Delta & Pine Land Company, Beverly Enterprises, Inc., Sangamo Biosciences and Eden Bioscience.


------------------------

(2)   As of March 31, 2001.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

* DIRECTOR COMPENSATION



    In consideration for acting as a director of the company, we pay each non-employee director $5,000 per year, as well as $3,000 per meeting for all Board of Directors, Compensation Committee and Audit Committee meetings attended. In addition, Dr. Brandli received approximately $9,000 in 2000 for serving on the boards of our Swiss subsidiaries. We also reimbursed our directors for reasonable out-of-pocket expenses incurred in connection with attending board and committee meetings. Our non-employee directors have also received, and are expected to continue to receive, options to purchase our common stock.



* MEETINGS IN 2000



    - Board of Directors:
        6 regular meetings
        1 telephonic meeting
        5 actions by written consent



    - Audit Committee:
        3 regular meetings



    - Compensation Committee:
        1 regular meeting
        5 actions by written consent



    We do not have a standing nominating committee.



    During 2000, all of the directors attended at least 75% of the meetings of the Board and at least 75% of the meetings of the committees of the Board of which they were members.



* COMMITTEE MEMBERSHIPS



    Mr. Walters, Dr. Brandli and Mr. Bishop serve on the Audit Committee. Mr. Jacoby, Dr. Brandli and Mr. Walters serve on the Compensation Committee.



* COMMITTEE RESPONSIBILITIES



  AUDIT COMMITTEE



    - Recommends the engagement of our independent auditors.



    - Reviews and oversees the services performed by our independent auditors.



    - Reviews the independence of the independent auditors.



    - Reviews and evaluates our accounting principles and our system of internal accounting controls.



  COMPENSATION COMMITTEE



    - Determines compensation of our executive officers.



    - Administers our Amended and Restated 1996 Stock Incentive Plan.



    - Establishes the criteria for bonuses, which are summarized in the "Compensation Committee Report on Executive Compensation."



* AUDIT COMMITTEE REPORT(*)



    The Audit Committee of the Board of Directors is responsible for monitoring the integrity of Power-One's consolidated financial statements, its system of internal controls and the independence and performance of its independent auditors. We also recommend to the Board of Directors, subject to stockholder ratification, the selection of the company's independent auditors. The Audit Committee is composed of three independent, non-employee directors and operates under a written charter adopted and approved by the Board of Directors. A copy of the Audit Committee Charter is attached to this proxy statement.


------------------------


* This section of the proxy statement shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any of our filings pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this section by reference therein, and shall not be deemed soliciting material or otherwise deemed filed under either such Acts.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    Management is responsible for the company's financial reporting process, including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. However, we are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, or in the determination of auditor independence. We rely, without independent verification, on the information provided to us and on the representations made by management and the independent auditors.



    In this context, we held three meetings during fiscal year 2000. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management and the independent auditors, Deloitte & Touche LLP. We discussed with the independent auditors the overall scope and plans for their audit. We met with the independent auditors, with and without management present, to discuss the results of their examinations and their evaluations of the company's system of internal control. Additionally, we have discussed with management the formation of an internal audit capability, either within the company or outsourced to others, to supplement the external independent auditors.



    We have reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2000 with management and Deloitte & Touche.



    We also discussed with the independent auditors matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, matters related to the conduct of the audit of the consolidated financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).



    The independent auditors also provided to us the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and we discussed with the independent auditors their independence from Power-One. When considering Deloitte & Touche's independence, we considered whether their provision of services to the company beyond those rendered in connection with their audit and review of the consolidated financial statements was compatible with maintaining their independence. We also reviewed, among other things, the amount of fees paid to Deloitte & Touche for audit and non-audit services.



    During 2000, the company retained Deloitte & Touche to provide services in the following categories and approximate amounts:




-                       Audit Fees:                    $  641,000
-                       Financial Information Systems
                        Design and Implementation
                        Fees:                          $        0
-                       All Other Fees (consists
                        primarily of income tax
                        consulting, planning and
                        return preparation, merger
                        and acquisition support, and
                        other operational consulting
                        projects):                     $1,540,000



    Based on our review and these meetings, discussions and reports, and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee Charter, we recommended to the Board of Directors that Power-One's audited consolidated financial statements for the fiscal year ended December 31, 2000 be included in the Annual

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS
Report on Form 10-K. We have also recommended the selection of Power-One's independent auditors, and, based on our recommendation, the Board has selected Deloitte & Touche as the independent auditors for the fiscal year ending December 30, 2001, subject to stockholder ratification.



Jay Walters, Chairman
Dr. Hanspeter Brandli
Kendall R. Bishop


                                 RECOMMENDATION


    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE CLASS I DIRECTORS LISTED ABOVE. WE WILL VOTE PROXIES RECEIVED BY US IN FAVOR OF THE NOMINEES UNLESS A CONTRARY CHOICE IS INDICATED.

                                   PROPOSAL 2
                    RATIFICATION OF APPOINTMENT OF AUDITORS

    The Board of Directors, following the recommendation of the Audit Committee, has appointed Deloitte & Touche LLP, independent auditors, to audit our consolidated financial statements for the 2001 fiscal year. Services provided to us and our subsidiaries by Deloitte & Touche LLP in 2000 included the examination of our financial statements for the fiscal year ended December 31, 2000, limited reviews of quarterly reports, services related to filings with the Securities and Exchange Commission, consultations on various tax matters, services provided in connection with our acquisitions of HC Power, Inc. and Powec AS and general accounting consultation. This appointment is being presented to the stockholders for ratification at the meeting. If the appointment is not ratified, the Board of Directors will reconsider its selection.

    Deloitte & Touche LLP has audited our consolidated financial statements since 1993.

    Representatives of Deloitte & Touche LLP are expected to be present at the meeting. They will have the opportunity to address the audience at the meeting, and will be available to answer appropriate questions from stockholders.

                                 RECOMMENDATION

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF DELOITTE & TOUCHE LLP AS POWER-ONE'S INDEPENDENT AUDITORS FOR 2001. WE WILL VOTE PROXIES RECEIVED BY US IN FAVOR OF THE RATIFICATION OF DELOITTE & TOUCHE LLP UNLESS A CONTRARY CHOICE IS INDICATED.

                         EXECUTIVE OFFICER COMPENSATION

    All references to shares and options in this section have been adjusted to reflect the three-for-two and two-for-one splits to our common stock effected during 2000.

                           SUMMARY COMPENSATION TABLE

    The following table provides information for our last three fiscal years regarding all compensation paid to or earned by our Chief Executive Officer and each of our four other most highly compensated executive officers other than the Chief Executive Officer who served as executive officers of Power-One as of December 31, 2000 and whose salary plus bonus exceeded $100,000 (together with the Chief Executive Officer, the "Top 5 Compensated Executive Officers"):

--------------------------------------------------------------------------------------------------------
                                                                               LONG-TERM      ALL OTHER
               OFFICERS                              ANNUAL COMPENSATION     COMPENSATION(1) COMPENSATION
--------------------------------------------------------------------------------------------------------
                                                                              OPTIONS
          NAME AND POSITION               YEAR      SALARY     BONUS(2)       (SHARES)
--------------------------------------------------------------------------------------------------------
Steven J. Goldman,                          2000   $368,708     $359,867        105,000          *
Chairman and Chief Executive Officer        1999   $331,239     $212,571         --              *
                                            1998   $313,008       --            195,000(3)       *
--------------------------------------------------------------------------------------------------------
William T. Yeates,                          2000   $295,014     $289,193        750,000          *
President and Chief Operating
Officer(4)
--------------------------------------------------------------------------------------------------------
Eddie K. Schnopp,                           2000   $161,241     $124,874        210,000(5)       *
Senior Vice President--Finance and          1999   $144,227     $ 90,226         --              *
Chief Financial Officer                     1998   $135,725       --            225,000(6)       *
--------------------------------------------------------------------------------------------------------
Dennis R. Roark,                            2000   $177,946     $140,690        105,000          *
Executive Vice President and Chief          1999   $162,454     $103,928         --              *
Technology Officer                          1998   $158,612       --            120,000(7)       *
--------------------------------------------------------------------------------------------------------
David J. Hage,                              2000   $156,411     $124,874        105,000          *
President--AC and DC Power Systems          1999   $144,879     $137,226         --              *
Division                                    1998   $140,158     $ 30,000(8)     120,000(7)       *
--------------------------------------------------------------------------------------------------------

* Less than $50,000 or 10% of the total salary and bonus for the year indicated.

(1) Power-One has not granted any Restricted Stock Awards, SARs or LTIPs to any of the Top 5 Compensated Executive Officers.

(2) Bonuses reflect amounts earned in the fiscal year indicated, but paid in the following year.

(3) Mr. Goldman did not participate in our October 1998 option repricing.

(4) Mr. Yeates joined us on January 13, 2000.

(5) Total includes 105,000 shares underlying options granted in 2000 to Donna Koep who is our Senior Vice President--Human Resources and is married to Mr. Schnopp. Mr. Schnopp disclaims beneficial ownership of such shares.

(6) 120,000 shares underlying options granted to Mr. Schnopp were reduced by 10% to 108,000 in connection with our October 1998 option repricing. Total includes 105,000 shares underlying options granted in 1998 to Ms. Koep, which were also reduced by 10%, to 94,500, in connection with the repricing. Mr. Schnopp disclaims beneficial ownership of such shares.

(7) Reduced by 10% to 108,000 in connection with our October 1998 option repricing.

(8) Although bonuses were not paid to our other executive officers for 1998, Mr. Hage served as our Vice President--Sales and Marketing during that year and earned the amount indicated under our Sales Bonus Plan.

                         EXECUTIVE OFFICER COMPENSATION

                       STOCK OPTION GRANTS AND EXERCISES
                                  FOR OFFICERS

                            STOCK OPTION GRANTS 2000

    This table shows grants made in 2000 to our Top 5 Compensated Executive Officers, and hypothetical gains for the options at the end of their respective ten-year terms. We have arbitrarily assumed annualized growth rates of the market price of our common stock over the exercise price of the option of five percent (5%) and ten percent (10%), running from the date the option was granted to the end of the option term. Actual gains, if any, on option exercises depend on the future performance of our common stock and overall market conditions.

                              INDIVIDUAL GRANTS(1)

--------------------------------------------------------------------------------------------------------------
                                                                                        POTENTIAL REALIZABLE
                                                                                               VALUE
                                               PERCENT OF                             AT ASSUMED ANNUAL RATES
                                               TOTAL OPTIONS   EXERCISE                    OF STOCK PRICE
                                    OPTION     GRANTED TO      OR BASE                      APPRECIATION
                                    SHARES     EMPLOYEES IN     PRICE      EXPIRATION     FOR OPTION TERM
             OFFICER               GRANTED(#)  FISCAL YEAR     ($/SHARE)    DATE        5%($)        10%($)
--------------------------------------------------------------------------------------------------------------
Steven J. Goldman                   105,000         2.47%       $20.88     4/17/10    $1,378,789   $ 3,494,121
--------------------------------------------------------------------------------------------------------------
William T. Yeates                   675,000        15.86%       $11.17     1/13/10    $4,741,708   $12,016,420
                                     75,000         1.76%       $17.54     3/30/10    $  827,311   $ 2,096,568
--------------------------------------------------------------------------------------------------------------
Eddie K. Schnopp (2)                210,000         4.93%       $20.88     4/17/10    $2,757,577   $ 6,988,242
--------------------------------------------------------------------------------------------------------------
Dennis R. Roark                     105,000         2.47%       $20.88     4/17/10    $1,378,789   $ 3,494,121
--------------------------------------------------------------------------------------------------------------
David J. Hage                       105,000         2.47%       $20.88     4/17/10    $1,378,789   $ 3,494,121
--------------------------------------------------------------------------------------------------------------

(1) Power-One did not grant any SARs in 2000 to any of the Top 5 Compensated Executive Officers.

(2) Includes 105,000 options granted to Ms. Koep. Mr. Schnopp disclaims beneficial ownership of such shares.

         AGGREGATE OPTION EXERCISES IN 2000 AND YEAR-END OPTION VALUES

    This table shows all stock options exercised by the Top 5 Compensated Executive Officers for 2000. The "Value Realized" column reflects the difference between the market value of the underlying securities at the actual exercise date and the exercise price of the options. The "Value of unexercised in-the-money options at 2000 year-end" column reflects the difference between the market value and the exercise price of in-the-money options at the end of 2000.


--------------------------------------------------------------------------------------------------------------
                                                                                       VALUE OF UNEXERCISED
                                SHARES                                                        IN-THE-
                                ACQUIRED                   NUMBER OF UNEXERCISED       MONEY OPTIONS AT 2000
                                  ON          VALUE      OPTIONS AT 2000 YEAR-END           YEAR-END(1)
             NAME               EXERCISE(#) REALIZED($)  EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
--------------------------------------------------------------------------------------------------------------
Steven J. Goldman                 --            --         299,400       246,600     $11,330,627   $ 6,947,309
--------------------------------------------------------------------------------------------------------------
William T. Yeates                 --            --           --          750,000         --        $20,629,125
--------------------------------------------------------------------------------------------------------------
Eddie K. Schnopp                  --            --         297,000(2)    355,500(2)  $11,436,323   $ 9,333,559
--------------------------------------------------------------------------------------------------------------
Dennis R. Roark                   --            --         191,700       186,300     $ 7,397,156   $ 4,993,069
--------------------------------------------------------------------------------------------------------------
David J. Hage                    73,500     $4,425,511     68,700        186,300     $ 2,644,579   $ 4,993,069
--------------------------------------------------------------------------------------------------------------


(1) Total value of exercisable and unexercisable options based on the market value of our common stock on December 29, 2000 ($39.31 per share).

(2) Exercisable total includes 132,300 shares underlying options held by Ms. Koep; unexercisable total includes 172,200 shares underlying options held by Ms. Koep. Mr. Schnopp disclaims beneficial ownership of these shares.

                         EXECUTIVE OFFICER COMPENSATION

                EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT,
            CHANGE-IN-CONTROL ARRANGEMENTS AND CERTAIN TRANSACTIONS

    William T. Yeates serves as our President and Chief Operating Officer under the terms set forth in a letter from Mr. Goldman. Pursuant to the letter, in addition to his salary and our standard employee benefits package, Mr. Yeates is eligible for a bonus based on the achievement of specific performance goals.

    Pursuant to the letter to Mr. Yeates, he was also granted non-qualified stock options to purchase an aggregate of 675,000 shares of our common stock. Of these, 450,000 options become exercisable over four years at the rate of 25% per year; the remaining 225,000 vest and become exercisable on December 31, 2001.

    In addition, we made certain loans to Mr. Yeates. A loan in the amount of $100,000, and additional loans to cover certain relocation expenses, do not accrue interest and will be forgiven on the third anniversary of Mr. Yeates' hire if he is still employed by us, or upon his death, permanent disability or termination for other than cause. A separate loan in the amount of $660,000 bears interest at the rate of 5.5% per annum and is due and payable on January 13, 2004.

    Finally, if we experience a change in control, as defined in the letter to include certain mergers and other triggering events, Mr. Yeates will receive a one-time payment equal to twice his most recent salary and annual bonus and up to 337,500 of his stock options will vest and become immediately exercisable.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires our officers and directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and NASDAQ. These persons are required by regulation of the SEC to furnish us with copies of all Section 16(a) forms they file.

    Based solely on our review of the copies of such forms that we received, or written representations from certain reporting persons, we believe that during 2000 our officers, directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements.

           COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION(*)

    The Compensation Committee consists of Mr. Jacoby, Dr. Brandli and
Mr. Walters, each of whom is an independent, non-employee director. The Compensation Committee determines the cash portion of the Chief Executive Officer's salary, sets the range within which the other executive officers' salaries should vary and determines equity awards for all executive officers.

------------------------

* This section of the proxy statement shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any of our filings pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this section by reference therein, and shall not be deemed soliciting material or otherwise deemed filed under either such Acts.

                         EXECUTIVE OFFICER COMPENSATION


    Our executive compensation program is designed to attract, retain and motivate the senior executive talent required to ensure the company's success. The program also aims to support the creation of stockholder value and ensure that pay is consistent with performance. When establishing salaries, bonuses and stock or equity awards for executive officers, the Compensation Committee considers the individual's role, leadership responsibilities and performance during the last year and the amount of compensation paid to executive officers in similar positions at companies that compete with us for executives.



    The Compensation Committee's belief has been that the company's performance generally is reflected in its stock price. Therefore, the company has paid base salaries and cash bonuses that have been in the lower half for executive officers at similar companies, but has supplemented cash compensation with equity awards that are tied to the performance of the company's stock. This emphasis on the value of the company's stock price has generally provided our executive officers with competitive overall pay packages.


    Prior to determining compensation formulas for 2001, the Compensation Committee expects to retain the services of a compensation consulting firm to assist it in reviewing the compensation levels of Power One's executive officers, as well as the specific compensation plans offered by the company. This will help ensure that the interests of both the company and its stockholders are met.

    The Compensation Committee may consider other forms of compensation, both short- and long-term, in addition to those described below, designed to link compensation with achieving financial targets.

    BASE SALARY. The Compensation Committee set Mr. Goldman's salary for 2000. The increase in Mr. Goldman's salary was due to our success in meeting financial targets in 1999. In addition to meeting or exceeding our operational targets and projected earnings per share, we also completed the acquisition of International Power Devices, Inc. and a successful offering of our common stock. The Compensation Committee also authorized Mr. Goldman to increase our other executive officers' salaries by 4% to 10% in his discretion based on the factors previously discussed.


    MANAGEMENT BONUS PLAN. Under our Management Bonus Plan, our executive officers can earn bonuses based on the company's attaining specified EBITDA objectives during a particular fiscal year. Under this plan, which covers certain key employees, our executive officers can earn bonuses in amounts up to predetermined percentages of their base salaries. Mr. Goldman and Mr. Yeates are eligible to receive bonuses of up to 100% of their salaries. The remainder of our executive officers can earn bonuses of up to 80% of their salaries. Bonuses are based on actual EBITDA realized by the company during any fiscal year as a percentage of planned EBITDA. Our executive officers were awarded bonuses under the Management Bonus Plan for 2000, as indicated on the Summary Compensation Table on page 9.


    DISCRETIONARY BONUS PLAN. Under the Discretionary Bonus Plan, our executive officers can receive, at the sole discretion of the Compensation Committee, a bonus of up to 50% of the executive's base salary. This bonus is based upon the Compensation Committee's determination of an individual's contribution to the company in conjunction with the company's (i) significantly exceeding projected earnings per share, (ii) having accelerated sales growth, (iii) executing acquisitions in an efficient manner, or (iv) achieving such other goals as the Board of Directors or the Compensation Committee may determine. The Compensation Committee did not award our executive officers any bonuses under the Discretionary Bonus Plan for 2000.

    EQUITY BASED COMPENSATION. The Compensation Committee will provide long-term incentives linked to an increase in stock value by awarding, in amounts, to persons, and at times it

                         EXECUTIVE OFFICER COMPENSATION

believes appropriate, stock options at the fair market value on the date of grant. Outstanding stock options of our executive officers which were granted in 1996 and 1998 are exercisable in various increments on the third through seventh anniversaries of the date of grant, but such options may be exercisable on earlier dates if we meet certain financial goals. In 1997 and 1999 we reached these financial targets, and 20% of each officer's outstanding options became exercisable. Financial targets were reached again in 2000 and, as a result, an additional 40% of outstanding stock options will become exercisable this year, including normal vesting. All options granted after 1998 are exercisable in 25% increments over four years, unless otherwise approved by the Compensation Committee.

    In 2000 the Compensation Committee recommended, and the Board of Directors approved, an amendment to our Amended and Restated 1996 Stock Incentive Plan that allows the Chairman to grant options, other than to officers or directors, at fair market value within aggregate limits approved by the Compensation Committee. The aggregate limit established by the Compensation Committee for 2000 was 3,600,000 options.


    THE DEDUCTIBILITY OF EXECUTIVE COMPENSATION. Section 162(m) of the Internal Revenue Code does not permit us to deduct cash compensation in excess of $1 million paid to the Chief Executive Officer and the four other most highly compensated executive officers during any taxable year, unless such compensation meets certain requirements. We believe that our stock incentive plan and our Management Bonus Plan (as previously described) comply with the rules under
Section 162(m) for treatment as performance-based compensation, allowing us to deduct fully compensation paid to executives under these plans.


          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    No member of our Compensation Committee has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

                                          Jon E.M. Jacoby
                                          Dr. Hanspeter Brandli
                                          Jay Walters

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table presents certain information about beneficial ownership of our common stock as of March 15, 2001, by each person (or group of affiliated persons) who is known by us to own beneficially more than 5% of our common stock, each director, each executive officer named in the Executive Officer Compensation table, and all directors and executive officers as a group. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.

NAME OF BENEFICIAL OWNER(1)                                   NUMBER OF SHARES(2)   PERCENT OF TOTAL
---------------------------                                   -------------------   ----------------
Voting Trust(3).............................................       11,279,077             14.4%

Stephens Group, Inc.(3)(4)..................................        6,293,526              8.0

Steven J. Goldman...........................................        2,931,356              3.7

William T. Yeates...........................................          202,500                *

Eddie K. Schnopp(5).........................................        1,063,928              1.3

Dennis R. Roark.............................................        1,024,174              1.3

David J. Hage...............................................        1,147,782              1.5

Jon E.M. Jacoby(4)(6).......................................        2,377,849              3.0

Hanspeter Brandli...........................................               --               --

Jay Walters.................................................           31,000                *

Kendall R. Bishop...........................................           49,650                *

All executive officers and directors as a group (11
  persons)..................................................        8,878,066             11.1

------------------------

*   Less than 1%

 (1) The addresses for the listed beneficial owners are as follows: for the voting trust, c/o James Sommers, Trustee, 2148 Rolston Road, Charlotte, North Carolina, 28207; for Stephens Group, Inc. and Jon E.M. Jacoby, 111 Center Street, Little Rock, Arkansas 72201; for each other listed stockholder, c/o the Company, 740 Calle Plano, Camarillo, California 93012.

 (2) Gives effect to options exercisable within 60 days of March 15, 2001 and to the three-for-two and two-for-one splits of our common stock effected during 2000.

 (3) The voting trust is administered by Mr. James Sommers, Trustee. The trustee exercises sole voting power over the trust's shares, and is required to vote such shares "for" or "against" proposals submitted to our stockholders in the same proportion as the votes cast "for" and "against" such proposals by all other stockholders, excluding abstentions. The voting trust will expire on the earlier of June 7, 2008, or the occurrence of certain events related to Stephens Inc.'s status as an affiliate of us.

 (4) Stephens Group, Inc. has contributed its shares to a voting trust described in Note 3. Certain shareholders, directors, officers and related entities of Stephens Group, Inc. own an additional 5,719,119 shares, of which 4,985,551 have been contributed to the voting trust. Mr. Jacoby is a director and an officer of Stephens Group, Inc. and its affiliate, Stephens Inc.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

 (5) Includes 434,591 shares owned by Ms. Koep and 12,148 shares owned by a trust for the benefit of Mr. Schnopp's children. Mr. Schnopp disclaims beneficial ownership of such shares.

 (6) Includes 321,451 shares owned by Jacoby Enterprises, Inc., 283,544 shares owned by Coral Two Corporation and 74,304 shares owned by Stephens Inc. Custodian for Jon E.M. Jacoby IRA, which have all been contributed to the voting trust and as to which Mr. Jacoby has sole power of disposition, subject to certain transfer restrictions in the voting trust agreement, and the voting trust has sole power to vote; also includes 30,566 shares owned by Delaware Charter Guarantee & Trust F/B/O Jon E.M. Jacoby Keogh as to which Mr. Jacoby has sole power of disposition and sole power to vote; also includes the following shares as to which Mr. Jacoby disclaims beneficial ownership: 239,937 shares owned by Warren and Harriet Stephens Children's Trust UID 9/30/87, 245,322 shares owned by Nicholas M. Stephens Trust AAAA, 245,322 shares owned by Caroline A. Stephens Trust AAAA and 245,323 shares owned by JT Stephens III Trust AAAA, which have been contributed to the voting trust and as to which Mr. Jacoby, as sole trustee, has sole power of disposition, subject to certain transfer restrictions in the voting trust agreement, and the voting trust has sole power to vote; and includes 88,208 shares owned by Grandchild's Trust One UID 12/16/85, 88,208 shares owned by Grandchild's Trust Two UID 12/16/85, 88,208 shares owned by Grandchild's Trust Three UID 12/89, 45,000 shares owned by Susan Stephens Campbell 1995 Trust UID 12/4/95, 45,000 shares owned by Craig D. Campbell, Jr. 1995 Trust UID 12/4/95 and 45,000 shares owned by Elizabeth Chisum Campbell 1995 Trust UID 12/4/95, as to which Mr. Jacoby, as a co-trustee, has shared power to vote and shared power of disposition; and includes 48,408 shares owned by Etablissement Landeco Vaduz, as to which Mr. Jacoby has shared power of disposition and no power to vote pursuant to a power of attorney granted to Mr. Jacoby. Does not include shares owned by Stephens Group, Inc. or other of its related persons or entities, except as mentioned in this footnote.

                            STOCK PERFORMANCE GRAPH

    The following compares the cumulative total stockholder return on a $100 investment in our common stock with the cumulative total return of a $100 investment in the Standard & Poors 500 Index, the Russell 2000 Index and the Nasdaq Stock Market, each for the period from September 30, 1997 (the day our common stock commenced trading) through December 29, 2000. The total return on the common stock is measured by dividing the difference between the common stock price at the end and the beginning of the measurement period by the common stock price at the beginning of the measurement period.

    The Standard & Poors 500 Index, Russell 2000 Index and Nasdaq Stock Market are intended to provide a relevant comparison of total annual return in the time period (through December 29, 2000) in which our common stock has been publicly traded.

          BASED ON INVESTMENT OF $100 BEGINNING SEPTEMBER 30, 1997(*)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          POWER-ONE  RUSSELL 2000  NASDAQ  S&P 500
09/30/97     100.00        100.00  100.00   100.00
10/01/97     129.91        100.00  100.00   101.00
10/02/97     128.57        101.00  101.00   101.00
10/03/97     129.46        101.00  102.00   102.00
10/06/97     140.18        102.00  102.00   103.00
10/07/97     135.71        102.00  103.00   104.00
10/08/97     136.61        102.00  103.00   103.00
10/09/97     132.14        102.00  104.00   102.00
10/10/97     133.93        102.00  103.00   102.00
10/13/97     135.71        103.00  103.00   102.00
10/14/97     133.04        102.00  103.00   102.00
10/15/97     133.93        102.00  102.00   102.00
10/16/97     132.59        101.00  101.00   101.00
10/17/97     133.48         99.00   99.00   100.00
10/20/97     132.59        100.00  100.00   101.00
10/21/97     134.82        101.00  102.00   103.00
10/22/97     137.50        101.00  101.00   102.00
10/23/97     135.71         99.00   99.00   100.00
10/24/97     135.71         99.00   98.00    99.00
10/27/97     125.00         93.00   91.00    93.00
10/28/97     137.50         95.00   95.00    97.00
10/29/97     133.04         96.00   95.00    97.00
10/30/97     130.36         94.00   93.00    95.00
10/31/97     133.04         95.00   95.00    97.00
11/03/97     130.36         97.00   97.00    99.00
11/04/97     130.80         97.00   97.00    99.00
11/05/97     135.71         98.00   97.00   100.00
11/06/97     131.25         98.00   96.00    99.00
11/07/97     132.14         96.00   95.00    98.00
11/10/97     133.04         96.00   94.00    97.00
11/11/97     133.93         96.00   94.00    98.00
11/12/97     131.25         93.00   91.00    96.00
11/13/97     124.11         93.00   92.00    97.00
11/14/97     120.54         94.00   94.00    98.00
11/17/97     123.21         96.00   96.00   100.00
11/18/97     124.11         95.00   95.00    99.00
11/19/97     125.00         95.00   95.00   100.00
11/20/97     125.45         96.00   96.00   101.00
11/21/97     123.21         96.00   96.00   102.00
11/24/97     125.00         94.00   94.00   100.00
11/25/97     125.00         94.00   94.00   100.00
11/26/97     117.86         94.00   95.00   100.00
11/28/97     116.96         95.00   95.00   101.00
12/01/97     116.96         96.00   97.00   103.00
12/02/97     112.50         95.00   95.00   103.00
12/03/97     108.04         96.00   96.00   103.00
12/04/97     109.82         96.00   96.00   103.00
12/05/97     104.91         97.00   97.00   104.00
12/08/97     103.57         97.00   98.00   104.00
12/09/97     107.14         97.00   96.00   103.00
12/10/97     109.82         95.00   95.00   102.00
12/11/97     108.04         94.00   92.00   101.00
12/12/97     107.59         93.00   91.00   101.00
12/15/97     108.04         93.00   91.00   102.00
12/16/97     105.36         94.00   92.00   102.00
12/17/97     102.23         94.00   92.00   102.00
12/18/97     100.89         93.00   90.00   101.00
12/19/97     100.89         93.00   90.00   100.00
12/22/97     100.89         93.00   91.00   101.00
12/23/97      99.11         93.00   90.00    99.00
12/24/97     100.00         93.00   89.00    98.00
12/26/97     100.00         93.00   90.00    99.00
12/29/97     100.00         94.00   91.00   101.00
12/30/97     100.00         96.00   93.00   102.00
12/31/97      98.21         96.00   93.00   102.00
01/02/98      98.21         96.00   94.00   103.00
01/05/98     101.79         96.00   95.00   103.00
01/06/98     101.79         95.00   94.00   102.00
01/07/98     101.79         95.00   93.00   102.00
01/08/98     101.79         94.00   92.00   101.00
01/09/98      92.86         91.00   89.00    98.00
01/12/98      92.86         91.00   89.00    99.00
01/13/98     100.89         92.00   91.00   101.00
01/14/98     109.82         93.00   92.00   101.00
01/15/98     108.93         93.00   92.00   100.00
01/16/98     109.82         94.00   93.00   102.00
01/20/98     116.07         95.00   94.00   103.00
01/21/98     113.39         95.00   94.00   102.00
01/22/98     113.39         94.00   94.00   102.00
01/23/98     110.71         94.00   93.00   101.00
01/26/98     101.79         93.00   93.00   101.00
01/27/98     107.14         93.00   94.00   102.00
01/28/98     107.14         94.00   96.00   103.00
01/29/98     112.50         95.00   96.00   104.00
01/30/98     110.71         95.00   96.00   103.00
02/02/98     110.71         96.00   98.00   106.00
02/03/98     109.82         96.00   99.00   106.00
02/04/98     114.29         97.00  100.00   106.00
02/05/98     112.95         98.00   99.00   106.00
02/06/98     109.82         98.00  101.00   107.00
02/09/98     114.29         99.00  100.00   107.00
02/10/98     114.29         99.00  101.00   108.00
02/11/98     110.71        100.00  101.00   108.00
02/12/98     112.95        100.00  102.00   108.00
02/13/98     112.95        100.00  101.00   108.00
02/17/98     112.95        100.00  101.00   108.00
02/18/98     112.50        100.00  102.00   109.00
02/19/98     112.50        100.00  102.00   109.00
02/20/98     113.39        100.00  103.00   109.00
02/23/98     113.84        101.00  104.00   110.00
02/24/98     117.86        100.00  103.00   109.00
02/25/98     116.96        101.00  105.00   110.00
02/26/98     120.54        102.00  105.00   111.00
02/27/98     123.21        102.00  105.00   111.00
03/02/98     117.86        102.00  104.00   111.00
03/03/98     114.29        102.00  104.00   111.00
03/04/98     110.71        102.00  104.00   111.00
03/05/98     108.04        101.00  102.00   109.00
03/06/98     111.61        102.00  104.00   111.00
03/09/98     109.82        102.00  102.00   111.00
03/10/98     110.71        102.00  104.00   112.00
03/11/98     109.82        103.00  104.00   113.00
03/12/98     109.82        103.00  105.00   113.00
03/13/98     109.82        103.00  105.00   113.00
03/16/98     108.93        104.00  106.00   114.00
03/17/98     107.14        104.00  106.00   114.00
03/18/98     106.70        104.00  106.00   115.00
03/19/98     112.50        105.00  107.00   115.00
03/20/98     110.71        105.00  106.00   116.00
03/23/98     114.73        104.00  106.00   116.00
03/24/98     121.43        105.00  108.00   117.00
03/25/98     116.96        105.00  108.00   116.00
03/26/98     119.64        105.00  108.00   116.00
03/27/98     116.96        105.00  108.00   116.00
03/30/98     119.64        105.00  108.00   115.00
03/31/98     121.43        106.00  109.00   116.00
04/01/98     118.75        107.00  110.00   117.00
04/02/98     120.09        107.00  110.00   118.00
04/03/98     121.43        107.00  110.00   119.00
04/06/98     121.43        106.00  109.00   118.00
04/07/98     120.54        105.00  107.00   117.00
04/08/98     120.54        105.00  107.00   116.00
04/09/98     118.75        106.00  108.00   117.00
04/13/98     121.43        106.00  108.00   117.00
04/14/98     117.86        107.00  109.00   118.00
04/15/98     120.54        107.00  111.00   118.00
04/16/98     117.86        107.00  110.00   117.00
04/17/98     113.39        107.00  111.00   119.00
04/20/98     100.00        108.00  112.00   119.00
04/21/98     100.00        108.00  113.00   119.00
04/22/98      97.32        108.00  114.00   119.00
04/23/98      92.86        107.00  112.00   118.00
04/24/98      94.64        106.00  111.00   117.00
04/27/98      95.54        103.00  108.00   115.00
04/28/98      90.18        104.00  109.00   115.00
04/29/98      89.73        105.00  110.00   116.00
04/30/98      89.73        106.00  111.00   117.00
05/01/98      89.29        107.00  111.00   118.00
05/04/98      89.29        107.00  111.00   118.00
05/05/98      86.61        106.00  111.00   118.00
05/06/98      83.93        106.00  110.00   117.00
05/07/98      86.61        105.00  109.00   116.00
05/08/98      86.61        106.00  111.00   117.00
05/11/98      86.16        105.00  110.00   117.00
05/12/98      84.82        105.00  110.00   118.00
05/13/98      83.48        105.00  111.00   118.00
05/14/98      84.82        105.00  111.00   118.00
05/15/98      84.82        104.00  110.00   117.00
05/18/98      82.14        103.00  109.00   117.00
05/19/98      82.14        104.00  110.00   117.00
05/20/98      79.46        103.00  109.00   118.00
05/21/98      71.43        103.00  108.00   118.00
05/22/98      71.43        102.00  107.00   117.00
05/26/98      70.54        100.00  105.00   115.00
05/27/98      69.64         99.00  106.00   115.00
05/28/98      70.09        100.00  106.00   116.00
05/29/98      70.54        101.00  106.00   115.00
06/01/98      68.75         99.00  104.00   115.00
06/02/98      69.64         99.00  105.00   115.00
06/03/98      58.48         99.00  103.00   114.00
06/04/98      55.36        100.00  105.00   116.00
06/05/98      55.36        100.00  106.00   118.00
06/08/98      55.80        101.00  106.00   118.00
06/09/98      58.93        101.00  107.00   118.00
06/10/98      63.39         99.00  105.00   117.00
06/11/98      59.82         98.00  104.00   116.00
06/12/98      57.59         97.00  104.00   116.00
06/15/98      56.25         96.00  102.00   114.00
06/16/98      56.25         97.00  104.00   115.00
06/17/98      58.93         98.00  105.00   117.00
06/18/98      57.14         97.00  105.00   117.00
06/19/98      58.93         97.00  106.00   116.00
06/22/98      58.93         97.00  107.00   116.00
06/23/98      57.59         99.00  109.00   118.00
06/24/98      57.59         99.00  111.00   120.00
06/25/98      63.39         99.00  111.00   119.00
06/26/98      64.29         99.00  111.00   120.00
06/29/98      64.29        100.00  112.00   120.00
06/30/98      67.41        101.00  112.00   120.00
07/01/98      71.43        101.00  114.00   121.00
07/02/98      67.86        101.00  112.00   121.00
07/06/98      68.75        101.00  113.00   122.00
07/07/98      69.20        101.00  113.00   122.00
07/08/98      67.86        101.00  115.00   123.00
07/09/98      64.29        101.00  115.00   122.00
07/10/98      64.29        101.00  115.00   123.00
07/13/98      62.05        101.00  117.00   123.00
07/14/98      66.07        101.00  117.00   124.00
07/15/98      68.30        102.00  118.00   124.00
07/16/98      67.41        102.00  119.00   125.00
07/17/98      62.95        102.00  119.00   125.00
07/20/98      64.29        102.00  119.00   125.00
07/21/98      67.41        101.00  117.00   123.00
07/22/98      66.07         99.00  117.00   123.00
07/23/98      64.29         97.00  115.00   120.00
07/24/98      62.50         97.00  115.00   120.00
07/27/98      59.82         95.00  115.00   121.00
07/28/98      57.14         94.00  113.00   119.00
07/29/98      52.68         94.00  112.00   119.00
07/30/98      55.36         95.00  114.00   121.00
07/31/98      51.79         92.00  111.00   118.00
08/03/98      50.89         91.00  110.00   117.00
08/04/98      53.57         89.00  106.00   113.00
08/05/98      54.46         88.00  106.00   114.00
08/06/98      53.57         90.00  109.00   115.00
08/07/98      54.02         92.00  110.00   115.00
08/10/98      54.02         91.00  109.00   114.00
08/11/98      50.89         88.00  106.00   113.00
08/12/98      56.25         90.00  108.00   114.00
08/13/98      54.46         89.00  107.00   113.00
08/14/98      55.36         89.00  106.00   112.00
08/17/98      54.46         89.00  108.00   114.00
08/18/98      54.46         91.00  110.00   116.00
08/19/98      53.57         89.00  109.00   116.00
08/20/98      50.89         89.00  109.00   115.00
08/21/98      50.89         87.00  107.00   114.00
08/24/98      55.36         87.00  106.00   115.00
08/25/98      54.46         86.00  107.00   115.00
08/26/98      53.57         84.00  105.00   114.00
08/27/98      50.89         81.00  100.00   110.00
08/28/98      50.89         79.00   97.00   108.00
08/31/98      49.55         74.00   89.00   101.00
09/01/98      50.89         77.00   93.00   105.00
09/02/98      53.35         78.00   94.00   105.00
09/03/98      50.89         76.00   93.00   104.00
09/04/98      52.68         76.00   93.00   103.00
09/08/98      52.68         80.00   99.00   108.00
09/09/98      51.79         78.00   96.00   106.00
09/10/98      50.00         76.00   94.00   103.00
09/11/98      50.00         78.00   97.00   107.00
09/14/98      50.00         79.00   99.00   109.00
09/15/98      51.34         79.00  100.00   110.00
09/16/98      50.00         79.00  100.00   110.00
09/17/98      50.00         78.00   98.00   108.00
09/18/98      48.21         80.00   99.00   108.00
09/21/98      48.21         80.00  100.00   108.00
09/22/98      48.21         81.00  101.00   109.00
09/23/98      47.77         83.00  104.00   113.00
09/24/98      47.32         82.00  102.00   110.00
09/25/98      45.98         81.00  103.00   110.00
09/28/98      46.88         81.00  103.00   111.00
09/29/98      50.00         81.00  103.00   111.00
09/30/98      52.68         80.00  100.00   107.00
10/01/98      46.43         77.00   96.00   104.00
10/02/98      51.79         77.00   96.00   106.00
10/05/98      50.00         74.00   91.00   104.00
10/06/98      47.32         73.00   90.00   104.00
10/07/98      42.86         71.00   87.00   102.00
10/08/98      42.86         68.00   84.00   101.00
10/09/98      41.07         70.00   89.00   104.00
10/12/98      42.86         72.00   92.00   105.00
10/13/98      42.86         71.00   90.00   105.00
10/14/98      44.64         72.00   91.00   106.00
10/15/98      50.00         74.00   96.00   111.00
10/16/98      50.89         76.00   96.00   112.00
10/19/98      46.43         78.00   98.00   112.00
10/20/98      48.21         79.00   97.00   112.00
10/21/98      50.89         79.00   99.00   113.00
10/22/98      53.57         81.00  101.00   114.00
10/23/98      43.75         81.00  100.00   113.00
10/26/98      39.29         82.00  102.00   113.00
10/27/98      43.75         82.00  102.00   112.00
10/28/98      41.07         82.00  103.00   113.00
10/29/98      41.07         83.00  104.00   115.00
10/30/98      40.18         83.00  105.00   116.00
11/02/98      41.96         85.00  107.00   117.00
11/03/98      41.96         85.00  106.00   117.00
11/04/98      44.64         87.00  108.00   118.00
11/05/98      44.20         87.00  109.00   120.00
11/06/98      45.54         88.00  110.00   120.00
11/09/98      46.43         88.00  110.00   119.00
11/10/98      46.43         87.00  111.00   119.00
11/11/98      46.43         87.00  110.00   118.00
11/12/98      44.64         86.00  110.00   118.00
11/13/98      46.43         86.00  110.00   119.00
11/16/98      46.43         86.00  110.00   120.00
11/17/98      45.54         86.00  111.00   120.00
11/18/98      44.64         86.00  113.00   121.00
11/19/98      44.64         87.00  114.00   122.00
11/20/98      44.64         87.00  114.00   123.00
11/23/98      43.30         88.00  117.00   125.00
11/24/98      42.86         87.00  117.00   125.00
11/25/98      42.86         88.00  118.00   125.00
11/27/98      42.86         89.00  120.00   126.00
11/30/98      41.52         88.00  116.00   123.00
12/01/98      42.86         88.00  119.00   124.00
12/02/98      42.86         88.00  118.00   124.00
12/03/98      44.64         87.00  116.00   121.00
12/04/98      46.43         88.00  119.00   124.00
12/07/98      44.64         88.00  121.00   125.00
12/08/98      43.75         88.00  121.00   125.00
12/09/98      44.64         89.00  122.00   125.00
12/10/98      43.75         87.00  120.00   123.00
12/11/98      45.54         87.00  120.00   123.00
12/14/98      44.64         85.00  117.00   120.00
12/15/98      44.64         86.00  119.00   123.00
12/16/98      44.64         86.00  119.00   123.00
12/17/98      44.64         87.00  121.00   125.00
12/18/98      45.54         88.00  124.00   125.00
12/21/98      44.64         89.00  127.00   127.00
12/22/98      46.43         88.00  126.00   127.00
12/23/98      45.54         89.00  129.00   130.00
12/24/98      45.54         89.00  128.00   129.00
12/28/98      44.64         90.00  129.00   129.00
12/29/98      45.09         90.00  129.00   131.00
12/30/98      44.64         91.00  129.00   130.00
12/31/98      50.00         93.00  130.00   130.00
01/04/99      50.00         93.00  131.00   130.00
01/05/99      57.14         93.00  134.00   131.00
01/06/99      64.29         94.00  138.00   134.00
01/07/99      73.21         94.00  138.00   134.00
01/08/99      70.54         95.00  139.00   135.00
01/11/99      71.43         95.00  141.00   133.00
01/12/99      71.43         94.00  138.00   131.00
01/13/99      81.25         94.00  137.00   130.00
01/14/99      83.04         93.00  135.00   128.00
01/15/99      80.36         94.00  139.00   131.00
01/19/99      79.91         95.00  143.00   132.00
01/20/99      82.59         95.00  143.00   133.00
01/21/99      87.50         93.00  139.00   130.00
01/22/99      84.82         93.00  139.00   129.00
01/25/99      83.93         93.00  141.00   130.00
01/26/99      81.70         94.00  144.00   132.00
01/27/99      81.25         93.00  143.00   131.00
01/28/99      75.00         93.00  147.00   134.00
01/29/99      74.11         94.00  149.00   135.00
02/01/99      74.55         94.00  149.00   134.00
02/02/99      74.55         93.00  146.00   133.00
02/03/99      77.68         93.00  148.00   134.00
02/04/99      78.57         92.00  143.00   132.00
02/05/99      75.89         91.00  141.00   131.00
02/08/99      74.11         91.00  143.00   131.00
02/09/99      72.32         89.00  137.00   128.00
02/10/99      71.43         88.00  137.00   129.00
02/11/99      72.32         90.00  143.00   132.00
02/12/99      69.64         88.00  138.00   130.00
02/16/99      70.98         87.00  137.00   131.00
02/17/99      70.98         86.00  133.00   129.00
02/18/99      70.09         86.00  134.00   131.00
02/19/99      69.64         86.00  135.00   131.00
02/22/99      70.09         88.00  139.00   134.00
02/23/99      69.64         88.00  141.00   134.00
02/24/99      66.96         87.00  139.00   132.00
02/25/99      69.64         87.00  138.00   131.00
02/26/99      69.64         86.00  136.00   131.00
03/01/99      67.86         87.00  136.00   131.00
03/02/99      66.96         87.00  134.00   129.00
03/03/99      66.07         86.00  134.00   130.00
03/04/99      65.18         87.00  136.00   132.00
03/05/99      63.84         88.00  139.00   135.00
03/08/99      63.84         88.00  142.00   135.00
03/09/99      62.50         88.00  142.00   135.00
03/10/99      59.37         88.00  143.00   136.00
03/11/99      59.82         88.00  143.00   137.00
03/12/99      57.14         88.00  141.00   137.00
03/15/99      57.14         88.00  144.00   138.00
03/16/99      57.14         88.00  145.00   138.00
03/17/99      56.25         88.00  144.00   137.00
03/18/99      58.04         88.00  146.00   139.00
03/19/99      56.70         87.00  144.00   137.00
03/22/99      55.36         87.00  142.00   137.00
03/23/99      51.79         84.00  138.00   133.00
03/24/99      44.64         85.00  140.00   134.00
03/25/99      46.43         87.00  144.00   136.00
03/26/99      50.00         87.00  144.00   135.00
03/29/99      53.57         88.00  148.00   138.00
03/30/99      52.68         88.00  147.00   137.00
03/31/99      48.21         88.00  146.00   136.00
04/01/99      48.21         88.00  148.00   137.00
04/05/99      47.32         89.00  152.00   139.00
04/06/99      46.43         88.00  152.00   139.00
04/07/99      48.21         88.00  151.00   140.00
04/08/99      49.11         88.00  153.00   142.00
04/09/99      50.89         89.00  154.00   142.00
04/12/99      56.25         91.00  154.00   143.00
04/13/99      65.18         92.00  153.00   142.00
04/14/99      62.05         92.00  149.00   140.00
04/15/99      63.39         92.00  150.00   140.00
04/16/99      68.30         93.00  147.00   139.00
04/19/99      64.29         91.00  139.00   136.00
04/20/99      64.29         92.00  143.00   138.00
04/21/99      75.89         94.00  148.00   141.00
04/22/99      72.77         95.00  152.00   143.00
04/23/99      71.88         95.00  154.00   143.00
04/26/99      73.21         96.00  157.00   144.00
04/27/99      75.89         96.00  154.00   144.00
04/28/99      73.21         96.00  151.00   143.00
04/29/99      71.88         95.00  150.00   142.00
04/30/99      75.00         95.00  151.00   141.00
05/03/99      74.11         95.00  150.00   143.00
05/04/99      73.21         95.00  147.00   141.00
05/05/99      77.68         96.00  150.00   142.00
05/06/99      73.21         96.00  147.00   141.00
05/07/99      74.11         96.00  149.00   142.00
05/10/99      75.00         97.00  150.00   141.00
05/11/99      77.68         98.00  152.00   143.00
05/12/99      76.79         99.00  155.00   144.00
05/13/99      84.82         99.00  153.00   144.00
05/14/99      86.61         98.00  150.00   141.00
05/17/99      89.29         97.00  152.00   141.00
05/18/99      91.07         97.00  152.00   141.00
05/19/99      95.54         98.00  153.00   142.00
05/20/99      94.64         99.00  151.00   141.00
05/21/99     100.89         99.00  150.00   140.00
05/24/99     100.89         97.00  146.00   138.00
05/25/99     106.25         96.00  141.00   136.00
05/26/99     101.79         96.00  144.00   138.00
05/27/99     101.79         95.00  144.00   135.00
05/28/99     116.52         97.00  147.00   137.00
06/01/99     112.95         96.00  143.00   137.00
06/02/99     108.93         96.00  144.00   137.00
06/03/99     114.73         96.00  143.00   137.00
06/04/99     115.18         97.00  147.00   140.00
06/07/99     113.39         98.00  150.00   141.00
06/08/99     110.71         98.00  147.00   139.00
06/09/99     114.73         98.00  149.00   139.00
06/10/99     112.50         97.00  147.00   138.00
06/11/99     109.82         97.00  145.00   137.00
06/14/99     109.82         95.00  142.00   137.00
06/15/99     114.29         96.00  143.00   137.00
06/16/99     116.96         97.00  149.00   140.00
06/17/99     119.64         98.00  151.00   141.00
06/18/99     129.46         98.00  152.00   142.00
06/21/99     132.14         99.00  156.00   142.00
06/22/99     133.48         99.00  153.00   141.00
06/23/99     139.29         99.00  154.00   141.00
06/24/99     135.71         98.00  152.00   139.00
06/25/99     133.93         98.00  151.00   139.00
06/28/99     137.50         99.00  154.00   141.00
06/29/99     149.11        100.00  157.00   143.00
06/30/99     175.89        101.00  159.00   145.00
07/01/99     171.43        100.00  161.00   146.00
07/02/99     178.57        101.00  163.00   147.00
07/06/99     168.75        101.00  162.00   147.00
07/07/99     175.89        100.00  163.00   147.00
07/08/99     178.57        100.00  164.00   147.00
07/09/99     189.73        101.00  166.00   148.00
07/12/99     204.46        101.00  166.00   148.00
07/13/99     207.14        101.00  165.00   147.00
07/14/99     205.36        102.00  167.00   148.00
07/15/99     203.57        103.00  168.00   149.00
07/16/99     204.46        103.00  170.00   150.00
07/19/99     205.36        102.00  168.00   149.00
07/20/99     195.98        100.00  162.00   145.00
07/21/99     199.11        100.00  164.00   146.00
07/22/99     203.57         99.00  159.00   144.00
07/23/99     204.02         99.00  160.00   143.00
07/26/99     192.86         98.00  155.00   142.00
07/27/99     183.04         98.00  159.00   144.00
07/28/99     190.18         98.00  161.00   144.00
07/29/99     178.57         97.00  157.00   142.00
07/30/99     183.04         98.00  157.00   140.00
08/02/99     181.70         98.00  156.00   140.00
08/03/99     185.71         96.00  154.00   140.00
08/04/99     185.71         95.00  151.00   138.00
08/05/99     195.54         95.00  152.00   139.00
08/06/99     195.09         94.00  151.00   137.00
08/09/99     192.86         94.00  149.00   137.00
08/10/99     191.96         93.00  148.00   135.00
08/11/99     201.79         94.00  152.00   137.00
08/12/99     199.55         94.00  151.00   137.00
08/13/99     201.34         96.00  156.00   140.00
08/16/99     212.95         96.00  157.00   140.00
08/17/99     226.12         96.00  158.00   142.00
08/18/99     220.54         95.00  158.00   141.00
08/19/99     204.02         95.00  156.00   140.00
08/20/99     202.68         96.00  157.00   141.00
08/23/99     208.04         96.00  161.00   144.00
08/24/99     205.36         96.00  163.00   144.00
08/25/99     202.68         96.00  166.00   146.00
08/26/99     198.21         96.00  165.00   144.00
08/27/99     195.54         95.00  164.00   142.00
08/30/99     196.43         94.00  161.00   140.00
08/31/99     188.84         94.00  163.00   139.00
09/01/99     192.86         95.00  163.00   141.00
09/02/99     191.07         94.00  162.00   139.00
09/03/99     196.43         96.00  169.00   143.00
09/07/99     197.32         97.00  168.00   143.00
09/08/99     192.86         96.00  167.00   142.00
09/09/99     195.54         96.00  169.00   142.00
09/10/99     196.88         97.00  171.00   143.00
09/13/99     188.39         97.00  169.00   142.00
09/14/99     182.14         97.00  170.00   141.00
09/15/99     179.91         96.00  167.00   139.00
09/16/99     184.82         95.00  167.00   139.00
09/17/99     192.86         96.00  170.00   141.00
09/20/99     188.39         95.00  171.00   141.00
09/21/99     182.59         94.00  167.00   138.00
09/22/99     183.04         94.00  170.00   138.00
09/23/99     183.04         93.00  163.00   135.00
09/24/99     178.57         92.00  163.00   135.00
09/27/99     179.91         93.00  164.00   135.00
09/28/99     179.46         92.00  164.00   135.00
09/29/99     179.46         93.00  162.00   134.00
09/30/99     182.14         94.00  163.00   135.00
10/01/99     187.50         93.00  162.00   135.00
10/04/99     186.61         94.00  166.00   138.00
10/05/99     183.04         94.00  166.00   137.00
10/06/99     185.27         95.00  170.00   140.00
10/07/99     200.89         94.00  170.00   139.00
10/08/99     200.89         94.00  171.00   141.00
10/11/99     215.63         95.00  173.00   141.00
10/12/99     220.54         94.00  170.00   139.00
10/13/99     212.05         92.00  166.00   136.00
10/14/99     200.89         92.00  167.00   135.00
10/15/99     196.43         91.00  162.00   132.00
10/18/99     179.46         90.00  160.00   132.00
10/19/99     183.93         91.00  159.00   133.00
10/20/99     192.86         91.00  165.00   136.00
10/21/99     191.52         91.00  166.00   136.00
10/22/99     195.09         92.00  167.00   137.00
10/25/99     209.37         92.00  167.00   137.00
10/26/99     207.14         92.00  167.00   135.00
10/27/99     131.25         92.00  166.00   137.00
10/28/99     134.37         93.00  171.00   142.00
10/29/99     142.86         94.00  176.00   144.00
11/01/99     147.32         95.00  176.00   143.00
11/02/99     149.11         95.00  177.00   142.00
11/03/99     151.79         97.00  180.00   143.00
11/04/99     152.68         97.00  181.00   144.00
11/05/99     140.18         97.00  184.00   145.00
11/08/99     138.84         98.00  187.00   145.00
11/09/99     138.84         98.00  185.00   144.00
11/10/99     139.29         99.00  187.00   145.00
11/11/99     141.07         99.00  190.00   146.00
11/12/99     140.18         99.00  191.00   147.00
11/15/99     130.36        100.00  191.00   147.00
11/16/99     133.48        101.00  195.00   150.00
11/17/99     176.79        101.00  194.00   149.00
11/18/99     183.04        102.00  199.00   150.00
11/19/99     171.43        102.00  200.00   150.00
11/22/99     174.11        102.00  201.00   150.00
11/23/99     170.98        100.00  198.00   148.00
11/24/99     170.98        100.00  203.00   150.00
11/26/99     171.87        101.00  205.00   150.00
11/29/99     171.43        101.00  203.00   149.00
11/30/99     169.64        100.00  198.00   147.00
12/01/99     168.30        100.00  199.00   148.00
12/02/99     164.29        101.00  205.00   149.00
12/03/99     163.39        102.00  209.00   151.00
12/06/99     160.71        103.00  210.00   150.00
12/07/99     158.04        103.00  213.00   149.00
12/08/99     186.61        103.00  213.00   148.00
12/09/99     199.11        102.00  213.00   149.00
12/10/99     203.57        103.00  215.00   150.00
12/13/99     208.93        104.00  217.00   149.00
12/14/99     216.07        102.00  212.00   148.00
12/15/99     209.82        102.00  215.00   149.00
12/16/99     216.07        103.00  220.00   150.00
12/17/99     220.98        103.00  223.00   150.00
12/20/99     233.04        103.00  224.00   150.00
12/21/99     239.29        105.00  232.00   151.00
12/22/99     241.96        105.00  234.00   152.00
12/23/99     254.46        106.00  235.00   154.00
12/27/99     250.89        107.00  236.00   154.00
12/28/99     279.02        108.00  236.00   154.00
12/29/99     295.09        110.00  240.00   154.00
12/30/99     323.21        109.00  239.00   155.00
12/31/99     327.23        111.00  241.00   155.00
01/03/00     301.79        109.00  245.00   154.00
01/04/00     269.64        105.00  231.00   148.00
01/05/00     268.75        106.00  230.00   148.00
01/06/00     250.00        105.00  221.00   148.00
01/07/00     256.25        108.00  230.00   152.00
01/10/00     260.27        111.00  240.00   154.00
01/11/00     247.32        109.00  233.00   152.00
01/12/00     243.75        108.00  228.00   151.00
01/13/00     239.29        110.00  235.00   153.00
01/14/00     266.07        112.00  241.00   155.00
01/18/00     269.64        113.00  245.00   154.00
01/19/00     266.96        115.00  246.00   154.00
01/20/00     270.98        116.00  249.00   153.00
01/21/00     266.07        118.00  251.00   152.00
01/24/00     271.43        115.00  243.00   148.00
01/25/00     279.02        115.00  247.00   149.00
01/26/00     271.43        115.00  241.00   148.00
01/27/00     268.75        114.00  240.00   148.00
01/28/00     258.04        111.00  231.00   144.00
01/31/00     244.64        109.00  234.00   147.00
02/01/00     252.68        111.00  240.00   149.00
02/02/00     264.29        112.00  242.00   149.00
02/03/00     266.96        115.00  250.00   150.00
02/04/00     271.43        116.00  252.00   150.00
02/07/00     275.00        117.00  256.00   150.00
02/08/00     273.21        118.00  263.00   152.00
02/09/00     287.50        118.00  259.00   149.00
02/10/00     296.43        119.00  266.00   150.00
02/11/00     300.00        118.00  261.00   146.00
02/14/00     323.21        119.00  262.00   147.00
02/15/00     325.89        119.00  262.00   148.00
02/16/00     339.29        121.00  263.00   146.00
02/17/00     329.91        123.00  270.00   147.00
02/18/00     325.89        120.00  262.00   142.00
02/22/00     334.38        119.00  260.00   143.00
02/23/00     314.29        121.00  270.00   144.00
02/24/00     312.50        122.00  274.00   143.00
02/25/00     300.00        123.00  272.00   141.00
02/28/00     325.89        123.00  272.00   142.00
02/29/00     350.89        127.00  279.00   144.00
03/01/00     344.20        130.00  284.00   146.00
03/02/00     333.93        129.00  282.00   146.00
03/03/00     328.57        132.00  292.00   149.00
03/06/00     345.98        133.00  291.00   147.00
03/07/00     399.11        131.00  288.00   143.00
03/08/00     396.43        131.00  291.00   144.00
03/09/00     416.07        134.00  299.00   148.00
03/10/00     437.50        133.00  300.00   147.00
03/13/00     449.11        130.00  291.00   146.00
03/14/00     450.00        126.00  279.00   143.00
03/15/00     435.71        123.00  272.00   147.00
03/16/00     405.36        127.00  280.00   154.00
03/17/00     423.21        127.00  285.00   155.00
03/20/00     407.14        121.00  273.00   154.00
03/21/00     424.55        122.00  280.00   158.00
03/22/00     468.75        126.00  289.00   158.00
03/23/00     491.07        126.00  293.00   161.00
03/24/00     480.36        126.00  294.00   161.00
03/27/00     437.50        126.00  294.00   161.00
03/28/00     421.43        123.00  287.00   159.00
03/29/00     405.80        120.00  276.00   159.00
03/30/00     375.89        117.00  264.00   157.00
03/31/00     431.25        119.00  271.00   158.00
04/03/00     457.81        114.00  251.00   159.00
04/04/00     423.21        112.00  246.00   158.00
04/05/00     465.18        114.00  247.00   157.00
04/06/00     521.43        117.00  253.00   158.00
04/07/00     532.14        120.00  264.00   160.00
04/10/00     486.16        114.00  248.00   159.00
04/11/00     469.20        112.00  241.00   158.00
04/12/00     439.29        109.00  224.00   155.00
04/13/00     449.11        108.00  218.00   152.00
04/14/00     448.21        100.00  197.00   143.00
04/17/00     447.32        101.00  210.00   148.00
04/18/00     496.43        107.00  225.00   152.00
04/19/00     513.84        107.00  220.00   151.00
04/20/00     521.88        106.00  216.00   151.00
04/24/00     471.43        103.00  207.00   151.00
04/25/00     495.09        108.00  220.00   156.00
04/26/00     503.13        107.00  215.00   154.00
04/27/00     492.86        109.00  224.00   155.00
04/28/00     487.50        112.00  229.00   153.00
05/01/00     503.57        114.00  235.00   155.00
05/02/00     495.54        111.00  225.00   153.00
05/03/00     479.91        109.00  220.00   149.00
05/04/00     500.00        111.00  221.00   149.00
05/05/00     535.27        113.00  226.00   151.00
05/08/00     535.71        110.00  218.00   150.00
05/09/00     554.91        108.00  213.00   149.00
05/10/00     508.93        105.00  201.00   146.00
05/11/00     568.30        108.00  208.00   149.00
05/12/00     621.43        108.00  209.00   150.00
05/15/00     633.48        110.00  214.00   153.00
05/16/00     637.50        111.00  221.00   155.00
05/17/00     641.96        110.00  216.00   153.00
05/18/00     630.36        108.00  210.00   152.00
05/19/00     642.86        106.00  201.00   149.00
05/22/00     601.34        104.00  200.00   148.00
05/23/00     573.21        101.00  188.00   145.00
05/24/00     560.71        102.00  194.00   148.00
05/25/00     571.43        101.00  190.00   146.00
05/26/00     578.57        101.00  190.00   145.00
05/30/00     642.86        105.00  205.00   150.00
05/31/00     625.89        105.00  202.00   150.00
06/01/00     677.68        109.00  213.00   153.00
06/02/00     707.14        113.00  226.00   156.00
06/05/00     766.07        113.00  227.00   155.00
06/06/00     768.75        113.00  223.00   154.00
06/07/00     780.13        114.00  228.00   155.00
06/08/00     793.36        113.00  227.00   154.00
06/09/00     786.83        115.00  230.00   154.00
06/12/00     834.38        112.00  224.00   153.00
06/13/00     823.66        113.00  228.00   155.00
06/14/00     849.11        112.00  225.00   155.00
06/15/00     857.14        113.00  228.00   156.00
06/16/00     938.84        113.00  229.00   155.00
06/19/00    1017.86        115.00  237.00   157.00
06/20/00    1123.66        116.00  238.00   156.00
06/21/00    1081.47        116.00  241.00   156.00
06/22/00    1103.57        113.00  234.00   153.00
06/23/00    1146.43        112.00  228.00   152.00
06/26/00    1246.88        114.00  232.00   154.00
06/27/00    1214.73        112.00  229.00   153.00
06/28/00    1125.33        115.00  234.00   154.00
06/29/00    1113.62        113.00  230.00   152.00
06/30/00    1220.76        114.00  235.00   154.00
07/03/00    1285.88        115.00  237.00   155.00
07/05/00    1218.75        114.00  229.00   153.00
07/06/00    1187.95        115.00  235.00   154.00
07/07/00    1241.52        116.00  239.00   156.00
07/10/00    1212.72        117.00  236.00   156.00
07/11/00    1234.82        117.00  235.00   156.00
07/12/00    1447.77        119.00  243.00   158.00
07/13/00    1391.52        120.00  248.00   158.00
07/14/00    1394.20        120.00  252.00   159.00
07/17/00    1542.86        120.00  254.00   159.00
07/18/00    1569.64        118.00  248.00   158.00
07/19/00    1599.11        116.00  241.00   156.00
07/20/00    1642.63        118.00  248.00   158.00
07/21/00    1489.29        115.00  243.00   156.00
07/24/00    1343.97        113.00  236.00   155.00
07/25/00    1440.40        113.00  239.00   156.00
07/26/00    1449.11        113.00  237.00   153.00
07/27/00    1430.36        111.00  228.00   153.00
07/28/00    1374.11        108.00  217.00   150.00
07/31/00    1264.96        110.00  223.00   151.00
08/01/00    1182.59        110.00  219.00   152.00
08/02/00    1285.71        110.00  217.00   152.00
08/03/00    1284.38        110.00  223.00   153.00
08/04/00    1355.36        111.00  225.00   154.00
08/07/00    1558.26        112.00  229.00   156.00
08/08/00    1478.57        112.00  228.00   157.00
08/09/00    1516.07        112.00  229.00   155.00
08/10/00    1553.57        111.00  223.00   154.00
08/11/00    1541.52        112.00  225.00   155.00
08/14/00    1601.12        113.00  228.00   157.00
08/15/00    1601.79        112.00  228.00   157.00
08/16/00    1556.25        113.00  229.00   156.00
08/17/00    1542.86        114.00  234.00   158.00
08/18/00    1464.51        114.00  233.00   157.00
08/21/00    1447.10        114.00  235.00   158.00
08/22/00    1524.27        114.00  235.00   158.00
08/23/00    1571.15        114.00  238.00   159.00
08/24/00    1696.88        115.00  240.00   159.00
08/25/00    1667.41        116.00  240.00   159.00
08/28/00    1714.96        116.00  241.00   160.00
08/29/00    1827.46        117.00  242.00   159.00
08/30/00    1761.83        117.00  243.00   159.00
08/31/00    1697.54        119.00  250.00   160.00
09/01/00    1761.16        119.00  251.00   161.00
09/05/00    1822.77        119.00  246.00   159.00
09/06/00    1819.59        118.00  238.00   158.00
09/07/00    1842.86        120.00  243.00   159.00
09/08/00    1790.63        118.00  236.00   158.00
09/11/00    1737.05        118.00  231.00   157.00
09/12/00    1794.64        117.00  228.00   156.00
09/13/00    1821.43        118.00  231.00   157.00
09/14/00    1864.62        119.00  232.00   156.00
09/15/00    1813.39        117.00  228.00   155.00
09/18/00    1787.95        114.00  221.00   152.00
09/19/00    1687.50        115.00  229.00   154.00
09/20/00    1621.88        115.00  231.00   153.00
09/21/00    1343.30        113.00  227.00   153.00
09/22/00    1266.96        114.00  226.00   153.00
09/25/00    1366.07        114.00  222.00   152.00
09/26/00    1246.88        112.00  219.00   151.00
09/27/00    1137.05        112.00  217.00   151.00
09/28/00    1254.58        115.00  224.00   154.00
09/29/00    1296.76        115.00  218.00   152.00
10/02/00    1114.29        113.00  212.00   152.00
10/03/00    1181.25        111.00  205.00   151.00
10/04/00    1329.91        112.00  209.00   151.00
10/05/00    1309.49        111.00  206.00   152.00
10/06/00    1200.00        108.00  199.00   149.00
10/09/00    1317.52        108.00  199.00   148.00
10/10/00    1382.14        106.00  192.00   146.00
10/11/00    1473.21        105.00  188.00   144.00
10/12/00    1382.14        102.00  182.00   140.00
10/13/00    1605.80        106.00  197.00   145.00
10/16/00    1612.50        106.00  195.00   145.00
10/17/00    1585.71        104.00  191.00   143.00
10/18/00    1500.00        103.00  188.00   142.00
10/19/00    1581.70        106.00  203.00   147.00
10/20/00    1814.40        107.00  207.00   147.00
10/23/00    1872.32        108.00  206.00   147.00
10/24/00    1864.62        108.00  203.00   148.00
10/25/00    1623.21        105.00  192.00   144.00
10/26/00    1584.38        106.00  194.00   144.00
10/27/00    1589.73        106.00  194.00   146.00
10/30/00    1316.52        106.00  189.00   148.00
10/31/00    1520.09        110.00  200.00   151.00
11/01/00    1532.14        109.00  198.00   150.00
11/02/00    1655.36        112.00  203.00   151.00
11/03/00    1601.79        112.00  205.00   151.00
11/06/00    1612.83        111.00  203.00   151.00
11/07/00    1395.20        112.00  203.00   151.00
11/08/00    1234.82        110.00  192.00   149.00
11/09/00    1299.11        109.00  190.00   148.00
11/10/00    1266.96        106.00  180.00   144.00
11/13/00    1283.04        105.00  176.00   143.00
11/14/00    1286.72        107.00  186.00   146.00
11/15/00    1341.96        108.00  188.00   147.00
11/16/00    1329.91        106.00  180.00   145.00
11/17/00    1289.73        106.00  180.00   144.00
11/20/00    1130.36        104.00  171.00   142.00
11/21/00    1183.93        103.00  170.00   142.00
11/22/00    1092.86        101.00  163.00   140.00
11/24/00    1222.77        104.00  172.00   142.00
11/27/00    1321.88        104.00  171.00   142.00
11/28/00    1115.63        101.00  162.00   141.00
11/29/00    1080.80        100.00  161.00   142.00
11/30/00     906.70         98.00  154.00   139.00
12/01/00    1074.11        101.00  157.00   139.00
12/04/00    1141.07         99.00  155.00   140.00
12/05/00    1328.57        104.00  171.00   145.00
12/06/00    1241.52        102.00  166.00   143.00
12/07/00    1264.29        102.00  163.00   142.00
12/08/00    1395.54        106.00  173.00   145.00
12/11/00    1475.89        107.00  179.00   146.00
12/12/00    1331.25        105.00  174.00   145.00
12/13/00    1222.77        104.00  167.00   144.00
12/14/00    1118.30        102.00  162.00   142.00
12/15/00    1012.50        101.00  157.00   139.00
12/18/00     958.93        102.00  156.00   140.00
12/19/00     908.04        101.00  149.00   138.00
12/20/00     772.77         98.00  138.00   134.00
12/21/00     747.32         99.00  139.00   135.00
12/22/00     830.36        102.00  149.00   138.00
12/26/00     755.36        103.00  148.00   139.00
12/27/00     823.33        106.00  151.00   140.00
12/28/00     910.71        109.00  152.00   141.00
12/29/00     842.41        107.00  147.00   139.00

SOURCE: ROBERTSON STEPHENS AND FACTSET DATA SYSTEMS.

------------------------

* This section of the proxy statement shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any of our filings pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this section by reference therein, and shall not be deemed soliciting material or otherwise deemed filed under either such Acts.

                               OTHER INFORMATION

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Mr. Jacoby, who is a member of the Board of Directors and the Compensation Committee, serves as an officer of Stephens Group, Inc., our largest stockholder, and Stephens Inc., a financial advisor to us and an affiliate of Stephens Group, Inc. During the fiscal year, we paid Stephens Inc. for financial advisory services, which included assisting us in our acquisitions of HC
Power, Inc. and Powec AS. We expect to pay Stephens Inc. for additional financial advisory services that it has or may perform for us during 2001. All compensation paid to Stephens Inc. has been on terms that we believe to be fair and reasonable for the services performed.

                        FINANCIAL AND OTHER INFORMATION

    Our Annual Report for the fiscal year ended December 31, 2000, including financial statements, is being sent to stockholders of record as of the close of business on March 15, 2001 together with this proxy statement. We will furnish, without charge, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as filed with the Securities and Exchange Commission, to any stockholder who submits a written request to our corporate Secretary at the address set forth on the cover of this proxy statement.

                                 OTHER MATTERS

    The Board of Directors knows of no other matters that have been submitted on a timely basis for voting at this Annual Meeting. If any other matters come before the stockholders at this Annual Meeting, the persons named on the enclosed Proxy card intend to vote the shares they represent as the Board of Directors may recommend.

                                          By Order of the Board of Directors,

                                          /s/ RANDALL H. HOLLIDAY
                                          Randall H. Holliday
                                          SECRETARY

Camarillo, California
April 4, 2001

                            AUDIT COMMITTEE CHARTER
                                       OF
                                POWER-ONE, INC.

    The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company and
(2) the independence and performance of the Company's external auditors. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is the responsibility of management and the independent auditor, not the Audit Committee, to plan or conduct audits and to determine that the Company's financial statements are complete and accurate and are fairly presented in accordance with generally accepted accounting principles. It is not the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

    There shall be at least two members of the Audit Committee; provided that by June 14, 2001, there shall be at least three members of the Audit Committee. By June 14, 2001, the members of the Audit Committee shall all be independent directors as defined by the NASD, except as otherwise permitted by the rules of the NASD. At such time, each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. At least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financing officer or other senior officer with financial oversight responsibilities.

    The Audit Committee shall elect one of its members as the chairman. The Audit Committee shall meet at such times as determined by the Chairman, but no less than four times per year.

    The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

    The Audit Committee shall make regular reports to the Board.

    The Audit Committee shall:

     1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board.

     2. Meet periodically, but no less than once per year, with management and the independent auditor to:

       a. Review the annual audited financial statements, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

       b. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

       c. Review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

       d. Obtain reports from management and the independent auditor as to whether the Company and its subsidiaries are in conformity with applicable legal requirements.

       e. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor or management.

     3. Review with management and the independent auditor the Company's quarterly financial statements prior to the release of quarterly earnings.

     4. Evaluate the performance of the independent auditor and recommend to the Board the appointment or replacement of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

     5. Review management's recommendation of and approve the fees to be paid to the independent auditor.

     6. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

     7. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to insure the independence of the auditor.

     8. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as it may be modified or supplemented, relating to communications with the independent auditor.

     9. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include discussion of any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

    10. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

    11. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

    12. Meet at least annually with the chief financial officer and the independent auditor in separate executive sessions.

                                  POWER-ONE, INC.

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned having duly received the Notice of Annual Meeting and the Proxy Statement, hereby appoints the Chairman and Chief Executive Officer, Steven J. Goldman, the Chief Financial Officer, Eddie K. Schnopp, and the Secretary and General Counsel, Randall H. Holliday, as proxies (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated on the reverse, all common shares of Power-One, Inc. held of record by the undersigned on March 15, 2001, at the Annual Meeting of Stockholders to be held on Thursday, May 3, 2001 at the Renaissance Agoura Hills Hotel, located at 30100 Agoura Road, Agoura Hills, California at 10:00 a.m. Los Angeles time, and at any adjournment thereof.

                             (CONTINUED ON OTHER SIDE)

                          PLEASE DATE, SIGN AND MAIL YOUR
                        PROXY CARD BACK AS SOON AS POSSIBLE!

                          ANNUAL MEETING OF STOCKHOLDERS
                                  POWER-ONE, INC.

                                    MAY 3, 2001

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

                   Please Detach and Mail in the Envelope Provided

A /X/ PLEASE MARK YOUR
      VOTES AS INDICATED
      IN THIS EXAMPLE.

                           WITHHOLD
                  FOR      AUTHORITY                                                                          FOR  AGAINST  ABSTAIN
1.  Election of   / /        / /         NOMINEES:    Class I Directors:   2. Proposal to ratify the          / /    / /      / /
    Directors                                         Steven J. Goldman       Appointment of Deloitte &
                                                      Jay Walters             Touche LLP as the Independent
For, except vote withheld for the                                             Auditors for the Company.
following nominees:
                                                                           3. In their discretion, the Proxies are authorized to
_____________________________________                                         vote upon such other business as may properly come
                                                                              before the meeting.

                                                                              THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN
                                                                           THE MANNER DIRECTED ON THE PROXY BY THE UNDERSIGNED
                                                                           STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE
                                                                           VOTED FOR THE ELECTION OF THE NOMINEES TO THE BOARD
                                                                           LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.

                                                                           PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                                                                           PROMPTLY USING THE ENCLOSED RETURN ENVELOPE


_____________________________________  _______________________________________________  Dated:_________ , 2001
 (SIGNATURE)                           (SIGNATURE, IF HELD JOINTLY)

 NOTED: Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign.
        If signing as attorney, guardian, executor, administrator or trustee, please give full title as such. If a corporation, please sign in the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

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